Other income	12 Months Ended
Dec. 31, 2017
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Other income

24 Other income

In 2017, Other income of EUR 350 million (2016: EUR 173 million; 2015: EUR 66 million) includes EUR 121 million related to a tax charge at ING Australia Holdings Ltd, for which a full reimbursement is expected to be received from NN Group. Net operating lease income comprises income of EUR 24 million (2016: EUR 21 million; 2015: EUR 19 million) and depreciation of EUR 22 million (2016: EUR 19 million; 2015: EUR 17 million). The remainder of the Other income is mainly impacted by positive results on the sale of loans and property and increased renegotiations of mortgages.

In 2015, Other income – Other was mainly impacted by positive results on the sale of loans and property, partly offset by non-recurring charges related to increased prepayments and renegotiations of mortgages.